EXHIBIT 99.1

Suite 2300, 1177 W. Hastings St. Vancouver, British Columbia CANADA V6E 2K3 TSX: KOR OTCQX: CORVF	Tel: (604) 638-3246 Fax: (604) 408-7499 info@corvusgold.com www.corvusgold.com

NR14-16	August 28, 2014

CORVUS ANNOUNCES CLOSING OF CAD $6.18 MILLION OFFERING OF SHARES

Vancouver, B.C., Corvus Gold Inc. (“Corvus” or the “Company”) - (TSX: KOR, OTCQX: CORVF) announces that the Company has closed a short form prospectus offering (the “Canadian Prospectus”) of 5,150,000 common shares (the “Shares”) of the Company at a price of CAD $1.20 per Share for aggregate gross proceeds of CAD $6,180,000 (the “Offering”).  The Shares were issued on August 27, 2014 to certain funds managed by Van Eck Associates Corp., to the Tocqueville Gold Fund and to certain members of Corvus management and directors (collectively, the “Investors” each such investor being an accredited investor as such term is defined under National Instrument 45-106 - Prospectus and Registration Exemptions).  No underwriter was involved in the preparation of the Prospectus or performed any review of the contents of the Prospectus, and no underwriter’s fee was payable in connection with the Offering.  No securities were issued to any persons other than the Investors pursuant to the Prospectus.

U.S. Registration Statement

The Shares were offered to the Investors by way of the Canadian Prospectus which has been filed in the provinces of British Columbia and Ontario pursuant to National Instrument 44-101 - Short Form Prospectus Distributions and pursuant to a prospectus (the “U.S. Prospectus”) contained in a registration statement on Form S-1 filed in the United States (the “Registration Statement”).  The Registration Statement, including the U.S. Prospectus, has been filed with the United States Securities and Exchange Commission.  With the effectiveness of the Form S-1 registration statement, the Company is now a reporting issuer with the United States Securities and Exchange Commission.  Copies of the Canadian Prospectus are available at www.sedar.com and copies of the U.S. Prospectus are available at www.sec.gov, and copies of both the Canadian Prospectus and the U.S. Prospectus may be obtained by writing to Corvus Gold Inc., Suite 2300 -1177 West Hastings St., Vancouver, British Columbia, Canada V6E 2K3, Attention: Corporate Secretary, calling 1-888-770-7488 or emailing info@corvusgold.com.

The Company intends to use the net proceeds of the Offering to carry out a program of work in respect of the Company’s North Bullfrog Project in Nye County, Nevada as set out in the Prospectus and the Registration Statement, and for general working capital.

About Corvus Gold Inc.

Corvus Gold Inc. is a North American gold exploration company, which is focused on advancing its 100% controlled Nevada, North Bullfrog project towards a potential development decision.  In addition, the Company controls a number of other North American exploration properties representing a spectrum of gold, silver and copper projects.

On behalf of

Corvus Gold Inc.

(signed) Jeffrey A. Pontius
Jeffrey A. Pontius,
Chief Executive Officer

Corvus Gold Inc.	- 2 -	August 28, 2014
NR14-16 Continued

Contact Information:	Ryan Ko
Investor Relations Email: info@corvusgold.com Phone: 1-888-770-7488 (toll free) or (604) 638-3246 /Fax: (604) 408-7499

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian securities legislation and US Private Securities Litigation Reform Act of 1995.  All statements in this release, other than statements of historical facts, are forward looking statements, including but not limited to, the anticipated use of proceeds from the Offering and advancement of the North Bullfrog project towards a potential development decision.  Forward-looking statements are often, but not always, identified by the use of words such as “seek”, “anticipate”, “plan”, “continue”, “estimate”, “expect”, “may”, “will”, “project”, “predict”, “potential”, “targeting”, “intend”, “could”, “might”, “should”, “believe” and similar expressions.  These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements.  Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements.  Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, changes in commodities prices, changes in mineral production performance, exploitation and exploration successes, continued availability of capital and financing, and general economic, market or business conditions, political risk, currency risk and capital cost inflation.  In addition, forward-looking statements are subject to various risks, including that data is incomplete and considerable additional work will be required to complete further evaluation, including but not limited to drilling, engineering and socio-economic studies and investment.  The reader is referred to the Company’s filings with Canadian securities regulators and the United States Securities and Exchange Commission for disclosure regarding these and other risk factors.  All of the Company’s Canadian public disclosure filings may be accessed via www.sedar.com and the Company’s filings with the United States Securities and Exchange Commission are available at www.sec.gov and readers are urged to review these materials, including the technical reports filed with respect to the Company’s mineral properties.  There is no certainty that any forward- looking statement will come to pass and investors should not place undue reliance upon forward-looking statements.

This press release is not, and is not to be construed in any way as, an offer to buy or sell securities in the United States.